UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2016 (March 18, 2016)

Chinawe.com Inc.

(Exact name of registrant as specified in its charter)

California	000-29169	95-462728
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

Room 1208, Block A,

Fuk Keung Industrial Building

66-68 Tong Mei Road

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (852) 23810818

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On March 18, 2016, Parker Randall CF (H.K.) CPA Limited (“Parker”) resigned as the independent registered public accounting firm for Chinawe.com Inc. (the “Company”). Parker had been the Company’s independent registered public accounting firm since March 15, 2010.

Parker's audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Parker’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to March 18, 2016, (a) there were no disagreements between the Company and Parker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parker, would have caused Parker to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided Parker with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that Parker furnish it with a letter addressed to the SEC stating whether Parker agrees with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated March 18, 2016, is filed as Exhibit 16.1 hereto and is incorporated by reference herein.

The Board of Directors of the Company appointed Moore Stephens CPA Limited (“Moore Stephens”), an independent member firm of Moore Stephens International Limited, as the Company’s new independent registered public accounting firm, effective from March 18, 2016.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to March 18, 2016, the Company did not consult with Moore Stephens regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter from Parker Randall CF (H.K.) CPA Limited, dated March 18, 2016, to the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2016	CHINAWE.COM INC.

	By:	/s/ Man Keung Wai
Man Keung Wai
Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter from Parker Randall CF (H.K.) CPA Limited, dated March 18, 2016, to the Securities and Exchange Commission.

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